THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln InvestmentSolutionsSM RIA

Supplement dated July 28, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement to your summary prospectus outlines important changes that become effective on and after August 18, 2025. These changes are related to:

a)	Appendix A – Funds Available Under The Contract; and
b)	Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The following line item will be added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Franklin Templeton Core Bond Fund – Standard Class advised by Lincoln Financial Investments Corporation	0.37%	1.61%	0.04%	1.57%

The LVIP Macquarie Wealth Builder Fund and the LVIP Western Asset Core Bond Fund will not be available in contracts issued on or after August 18, 2025.

You can find the fund prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain information at no cost by contacting your financial professional or by sending an email request to CustServSupportTeam@lfg.com.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective on or about August 18, 2025, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

The following changes apply to Investment Requirements for Managed Risk Riders. If you elect Lincoln ProtectedPay Secure Core® and Estate LockSM, Lincoln ProtectedPay Secure Core®, Lincoln ProtectedPay Secure Plus®, Lincoln ProtectedPay Secure Max®, or if you are transitioning from one of these riders to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), the LVIP Franklin Templeton Core Bond Fund will be added to the list of funds in Group 1 and the list of funds to which you much allocate 100% of your Contract Value or i4LIFE® Advantage Account Value.

The following changes apply to Investment Requirements for other Living Benefit Riders. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit, Lincoln ProtectedPay Select Core®, Lincoln ProtectedPay Select Plus®, Lincoln ProtectedPay Select Max®, 4LATER® Select Advantage, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, the LVIP Franklin Templeton Core Bond Fund will be added to the list of funds in Group 1 and to the list of funds to which you must allocate 100% of your i4LIFE® Advantage Account Value.

Please retain this Supplement for future reference.